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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): November 20, 1997

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                             NABISCO HOLDINGS CORP.

               (Exact Name of Registrant as Specified in Charter)

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
           DELAWARE                        1-13556                 13-3077142
 (State or Other Jurisdiction      (Commission File Number)      (IRS Employer
      of Incorporation)                                          Identification
                                                                      No.)
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                                 NABISCO, INC.

               (Exact Name of Registrant as Specified in Charter)

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
          NEW JERSEY                        1-1021                 13-1841519
 (State or Other Jurisdiction      (Commission File Number)      (IRS Employer
      of Incorporation)                                          Identification
                                                                      No.)
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
           7 CAMPUS DRIVE, PARSIPPANY, NEW JERSEY                         07054
 (Address of Principal Executive Offices of the Registrants             (Zip Code)
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       Registrants' telephone number, including area code (973) 682-5000

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ITEM 5. OTHER EVENTS

    On November 20, 1997, the Registrants issued the attached press release describing a change in management.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    ( c ) Exhibits

      Exhibit No. 99. Press release dated November 20, 1997.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned has signed this report on behalf of the Registrants.

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
                                      NABISCO HOLDINGS CORP.
                                      NABISCO, INC.
                                      (Registrants)

                                      By:        /s/ James A. Kirkman III
                                                 ---------------------------------
                                      Name: James A. Kirkman III
                                      Title: Executive Vice President, General Counsel
                                             and Secretary
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Dated: November 25, 1997
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                                 EXHIBIT INDEX

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
Exhibit No. 99                                 Press Release of Registrants
                                               Dated November 20, 1997
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